EXHIBIT 10.6

                    SHEPHERD SURVEILLANCE SOLUTIONS, INC.

                             1996 STOCK OPTION PLAN

1. PURPOSE. The purpose of the Shepherd Surveillance Solutions. Inc. 1996 Stock Option Plan is to encourage ownership of the Stock by key employees of and consultants to the Company and its Related Corporations and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, but not all of the options granted hereunder need be Incentive Options within the meaning of
Section 422 of the Code.

2. DEFINITIONS. As used herein the following terms shall have the following meanings:

         2.1 BOARD means the Board of Directors of the Company.

         2.2 CHANGE IN CORPORATE CONTROL means the date on which any individual corporation, partnership or other person or entity (together with its "Affiliates" and "Associates," as defined in Rule 12b-2 under the Securities Exchange Act of 1934 as amended), which does not "beneficially own" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as amended), in the aggregate 20% or more of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors of the Company, acquires and 'beneficially owns" in the aggregate 20% or more of such capital stock.

         2.3 CODE means the Internal Revenue Code of 1986, as amended.

         2.4 COMMITTEE means the Compensation Committee of the Company's Board of Directors.

         2.5 COMPANY means Shepherd Surveillance Solutions, Inc., a corporation organized under the laws of the State of Nevada.

         2.6 EXERCISE PRICE means the price paid by an Optionee upon the exercise of an Option under this Plan.

         2.7 FAIR MARKET VALUE means the value of a share of Stock on any date as determined by the Committee.

         2.8 GRANT DATE means the date on which an Option is granted, as specified in Section 7.

         2.9 INCENTIVE OPTION means an option which qualifies for tax treatment as an "Incentive stock option" under Section 422 of the Code.




         2.10  MAJOR  SHAREHOLDER  means a person  who,  within  the  meaning of
Section 422(b)(6) of the Code, is deemed to own capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (or any Related Corporations).

         2.11 NONSTATUTORY OPTION means any Option that is not an Incentive Option.

         2.12 OPTION means an option to purchase shares of the Stock granted under the Plan.

         2.13 OPTION AGREEMENT means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

         2.14 OPTION SHARE means any share of Stock transferred to an Optionee upon exercise of an Option pursuant to this Plan.

         2.15 OPTIONEE means a person eligible to receive an Option, as provided in Section 6, to whom an Option shall have been granted under the Plan.

         2.16 PLAN means this 1996 Stock Option Plan of the Company, as amended from time to time.

         2.17 RELATED CORPORATION means a current or future Parent Corporation or a Subsidiary Corporation, each as defined in Section 424 of the Code.

         2.18 SECURITIES ACT means the Securities Act of 1933, as amended.

         2.19 STOCK means the common stock, $.001 par value, of the Company.

3. TERM OF THE PLAN. Options may be granted under the Plan at any time during the period beginning on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the plan by the Board or approval of the Plan by the Company's shareholders. Options granted prior to shareholder approval of the Plan are hereby expressly conditioned upon such approval, and shall be void ab initio in the event the shareholders of the Company shall fail to approve the Plan within twelve (12) months of the Board's approval of the Plan.

4. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 17 of the Plan, the number of shares of the Stock which may be issued pursuant to the exercise of Options granted under the Plan plus the number of shares then issuable upon exercise of outstanding Options granted under the Plan shall at no time exceed 5,297,714. Shares of Stock to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires, terminates, or is canceled for any reason without having been exercised in full. the shares of Stock not purchased thereunder shall again be available for Options thereafter to be granted. Each Optionee may not be granted more than 2,648,857 Option Shares in any given year under the Plan.

5. ADMINISTRATION. The Plan shall be administered by the Committee, or in the event no Committee has been established by the Board of Directors. by the Board, in accordance with this Section 5. Subject to the provisions of the Plan and the provisions of Section 422 of the Code and applicable regulations issued pursuant thereto, the Committee shall have sole authority, in its absolute discretion, to make the following determinations with respect to each Option to be granted by the Company: (a) the key employee or key advisor or consultant to receive the Option; N the time or times of the granting the Option; (c) the number of shares of Stock subject thereto: (d) the terms of such Options; and (e) whether any Options are intended to be an Incentive Option or a Nonstatutory Option. In making such determinations, the Committee may take into account the nature of the services rendered by the key employees and key advisors, their present and potential to the success of the Company and any Related Corporations, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Stock Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 5 shall be conclusive. The members of the Committee shall consist solely of members of the Board.

6. ELIGIBILITY. An Option may be granted only to a key employee of or key advisor or consultant to one or more of the Company and any Related
Corporations. A director of one or more of the Company and its Related Corporations who is not also an employee or consultant of one or more of the Company and its Related Corporations shall not be eligible to receive an Option. A Major Shareholder shall be eligible to receive an Incentive Option only if the Option Price is at least 110% of the Fair Market Value on the Grant Date and only if the Incentive Option expires, to the extent not theretofore exercised, no later than immediately prior to the fifth anniversary of the Grant Date.

7. TIME OF GRANTING OPTIONS. The granting of an Option shall take place at the time specified by the Committee. Upon granting of an Option, each holder of such Option shall be required to execute and deliver to the Company a Stock Option Agreement which may contain certain terms and conditions to which the holder agrees to be bound. Only if expressly so provided by the Committee, shall the Grant Date be the date on which a Stock Option





Agreement shall have been duly executed and delivered by the Company and the Optionee.

8. EXERCISE PRICE. The Exercise Price under each Incentive Option shall be not less than 100% of the Fair Market Value of the Stock on the Grant Date except that the Exercise Price under an Incentive Option granted to a Major Shareholder must be not less than 110% of such Fair Market Value. The Exercise Price under each Nonstatutory Option shall not be so limited solely by reason of this
Section 8.

9. OPTION PERIOD. No Incentive Option may be exercised later than immediately prior to the tenth anniversary of the Grant Date or, for an Incentive Option granted to a Major Shareholder, the fifth anniversary of the Grant Date. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section 9. An Option may be immediately exerciseable or become exerciseable in such installments, cumulative or non-cumulative, as the Committee may determine. In case of an Option not otherwise immediately exerciseable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code. Upon a Change in Corporate Control, each outstanding Option shall immediately become fully exercisable.

10. MAXIMUM SIZE OF OPTION. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exerciseable in a calendar year do not have an aggregate Fair Market Value (determined as of the date of the grant of the Option) in excess of $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan. Any Options granted with respect to any shares of Stock which exceed the foregoing limit shall be deemed to be a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option, governed by the same Stock Option Agreement.

11. EXERCISE OF OPTION. Subject to the provisions of Section 12, an Option may be exercised by giving written notice, in the manner provided in Section 22 hereof, the number of shares with respect to which the Option is being exercised, accompanied by (a) full payment for such shares in the form of check or bank draft payable to the order of the Company, (b) certificates representing shares of the Stock (1) with a current Fair Market Value equal to the Option Price of the shares to be purchased and (ii) which have been held for at least six months (or such other period as the Committee may determine is required to avoid adverse accounting effects) endorsed for transfer to the Company or accompanied by appropriately signed stock powers, (c) irrevocable instructions to a brokerage firm to sell a sufficient number of the Option Shares to generate the full exercise price plus all applicable withholding taxes and to pay over to the Company such proceeds of sale, or (d) any combination of the foregoing. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof The Company shall thereafter deliver or cause to be delivered to the Optionee a certificate or certificates for the number of shares then being purchased by the Optionee. Such shares shall be fully paid and non-assessable. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Optionee to take any action in connection with shares of Stock being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense.

12. STOCK PURCHASE AGREEMENT/RESTRICTIONS ON ISSUE of SHARES. Each Optionee upon exercise of an Option, at the request of the Company, shall be required to sign a Stock Purchase Agreement representing, in form satisfactory to counsel for the Company that he or she will not transfer, sell or otherwise dispose of the Option Shares, in a manner which would violate the Securities Act, and the regulations of the Securities and Exchange Commission thereunder; and the Company may, at its discretion, make a notation on any certificates issued upon exercise of options to the effect that such certificate may not be transferred except after receipt by the Company of an opinion of counsel satisfactory to it to the effect that such transfer will not violate such Act and such regulations, and may issue "stop transfer" instructions to its transfer agent, if any, and make a "stop transfer" notation on its books as appropriate. Such Stock Purchase Agreement shall include such other provisions as the Committee may determine are appropriate.

13. PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION

         13.1. INVESTMENT REPRESENTATION. Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option of his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

         13.2. REGISTRATION. If the Company shall deem it necessary or desirable to register under the Act or other applicable statutes any shares with respect to which an Option shall have been granted, or to qualify any such shares for exemption from the Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Option holder, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or any applicable managing underwriter, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber. or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to such underwritten public offering of securities.

14. NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD. The Company may require that the person exercising an Incentive Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of shares purchased upon exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the disposition imposes upon the Company federal, state. local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the person making the disposition remit to the Company an amount sufficient to satisfy those requirements.

15. TERMINATION OF ASSOCIATION. In the event that the Optionee's association with the Company and the Related Corporations is terminated for any reason other than death. or the recipient of the Optionee's services ceases to be the Company or a Related Corporation, the Option, to the extent exercisable at such termination or cessation, as the case may be, may be exercised by the Optionee at any time within 30 days after termination or cessation, as the case may be, unless terminated earlier by its terms. If termination results from the death of the Optionee, the Option, to the extent exercisable at the date of death, may be exercised by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within 12 months after the date of death, unless terminated earlier by its terms. Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's re employment rights are guaranteed by statute or by contract.






16. TRANSFERABILITY OF OPTIONS. Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

17. ADJUSTMENT OF NUMBER OF SHARES.

         17.1. STOCK DIVIDEND, ETC. in the event of any stock dividend payable in Stock or any split-up or contraction in the number of shares of Stock after the date of the Option Agreement and prior to the exercise in full of the Option, the number of shares subject to such Option Agreement and the price to be paid for each share subject to the Option shall be proportionately adjusted.

         17.2 STOCK RECLASSIFICATION. In the event of any reclassification or change of outstanding shares of Stock, shares of stock or other securities equivalent in kind and value to those shares an Optionee would have received if he or she had held the full number of shares of Stock subject to the Option immediately prior to such reclassification or change and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option.

         17.3 CONSOLIDATION OR MERGER. Subject to the remainder of this Section 17.3, in the event of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or of the property of the Company as a whole or substantially as a whole, shares of stock or other securities equivalent in kind and value to those shares and other securities an Optionee would have received if he or she had held the full number of shares of Stock remaining subject to the Option immediately prior to such consolidation, merger, sale or conveyance and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option. However, unless any Option Agreement shall provide different or additional terms, in any such transaction the Committee, in its discretion, may provide instead that any outstanding Option shall terminate, to the extent not prove exercised by the Optionee prior to termination, either (a) at the close of a period of not less than ten (10) days specified by the Committee and commencing on the Committee's delivery of written notice to the Optionee of its decision to terminate such Option without payment of consideration as provided in the following clause or (b) as of the date of the transaction, in consideration of the Company's payment to the Optionee of an amount of cash equal to difference between the aggregate Fair Market Value of the shares of Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option.

         17.4 DISSOLUTION OR LIQUIDATION. Upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates)






shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

         17.5 RELATED MATTERS. Any adjustment required by this Section 17 shall be determined and made by the Committee. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification. or change of outstanding shares of Stock of the nature contemplated by this Section 17, the number of shares of Stock available for the purposes of the Plan as stated in Section 4 shall be correspondingly adjusted.

18. STOCK RESERVED. The COMPANY shall at all times during the term of the Plan reserve and keep available such number of shares of the Stock as win be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily Incurred by the Company in connection therewith.

19. LIMITATION OF RIGHTS IN THE OPTION SHARES. An Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Option Shares except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Optionee.

20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options other than under the Plan, and such arrangements that may be either applicable generally or only in specific cases.

21. TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors of the Company may at any time terminate the Plan or make such amendments to the Plan as it shall deem advisable, provided that, it may not, without the approval by the holders of a majority of the Stock, change the classes of persons eligible to receive Options, increase the maximum number of shares available for option under the Plan or extend the period during which Options may be granted or exercised. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such Optionee under such Option.

22. NO SPECIAL EMPLOYMENT OR OTHER RIGHTS. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her employment or other association with the Company (or any Related Corporation), or interfere in any way with the right of the Company (or any Related Corporation), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

23. NOTICES. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its office located at 7 Perimeter Road, Suite 4, Manchester, NH 03103, and, if to the Optionee, to the address the Optionee shall last have furnished to the Company.

24. GOVERNING LAW. The Plan and all Options and actions taken thereunder shall be governed, interpreted and enforced in accordance with the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflict of laws principles thereof.








                         [FORM OF EXECUTIVE AND KEY MANAGEMENT OPTION AGREEMENT]


                      SHEPHERD SURVEILLANCE SOLUTIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         AGREEMENT  dated   ___________  (the  "Grant  Date")  between  Shepherd
Surveillance   Solutions,   Inc.,  a  Nevada  corporation  (the  "Company")  and
___________________________ ("Optionee").

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to Optionee an incentive stock option pursuant to the Company's 1996 Stock Option Plan (the "Plan") as an inducement to remain an employee of the Company and its subsidiaries and as an incentive for increased effort during that service; and

         WHEREAS, Optionee is engaged in the service of the Company or any parent and subsidiary corporations as defined in Section 424(e) and Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Related Corporations");

         NOW THEREFORE, the parties agree as follows:

         1. GRANT OF OPTIONED SHARES: Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of _______________ shares (the "Optioned Shares") of the Company's common stock, $.001 par value (the "Stock"). This Option is intended to constitute an Incentive Stock Option within the meaning of Section 422 of the Code. On and after the dates or occurrence of the conditions as listed below, the Option shall be exercisable for the cumulative percentages of Optioned Shares listed, provided, however, that once the Option has become exercisable for 100% of the Optioned Shares, in accordance with this Section 1, the Option shall not become exercisable for any more shares of Stock.

         (a) With respect to 60% of the Optioned Shares, on each of the following dates the Option shall be exercisable for the following percentages of the Optioned Shares:

                                                                PERCENTAGE OF
            DATES                                              OPTIONED SHARES
            -----                                              ---------------
    Grant Date                                                       20%
    Nine month anniversary of Grant Date                             30%
    Eighteen month anniversary of Grant Date                         40%

    Twenty seven month anniversary of Grant Date                     50%
    Thirty six month anniversary of Grant Date                       60%

         (b) With respect to 20% of the Optioned Shares, in the event that the Net Sales of the Company (as defined below) shall exceed any one or more of the following amounts in any fiscal year of the Company which is completed prior to the expiration or termination of the Option, the Option shall be exercisable, as of the last day of such fiscal year and thereafter until expiration or termination in accordance with this Agreement, for the following additional percentages of the Optioned Shares:



              NET SALES
              ---------
             $5,000,000                   4%
             $10,000,000                  8%
             $15,000,000                 12%
             $20,000,000                 16%
             $25,000,000                 20%

         (c) With respect to 20% of the Optioned Shares, in the event that the Cumulative EBIT of the Company (as defined below) shall exceed the following amounts in any fiscal year of the Company which is completed prior to the expiration or termination of the Option, the Option shall be exercisable, as of the last day of such fiscal year and thereafter until expiration or termination in accordance with this Agreement, for the following additional percentages of the Optioned Shares:


              CUMULATIVE EBIT
              ---------------
             $50,000                      4%
             $300,000                     8%
             $750,000                    12%
             $1,400,000                  16%
             $2,500,000                  20%

         (d) Notwithstanding the foregoing, the Option shall become fully and immediately exercisable on the date of any Change in Corporate Control (as defined in the Plan).

         (e) As used herein, the term "Net Sales" shall mean with respect to any period, the gross sales of products of the Company, less trade and cash discounts actually granted, refunds, replacements or credits for the return of any products or as reimbursement for damaged products, sales and use taxes and any other governmental tax or charge (except income taxes) imposed on or at the time of production, use or sale of the products.

         (f) As used herein, the term "EBIT" shall mean the net income of the Company, determined in accordance with the United States generally accepted accounting principles, consistently applied, plus interest expense and income tax expenses for the period with respect to which it is determined.

         2. EXERCISE PRICE: Subject to the terms of Section 7, the exercise price to be paid for the Optioned Shares upon exercise of the Option shall be $.01 per share which was determined by the Company's Board of Directors to be the fair market value of the Stock on the Grant Date.

         3. TERMINATION OF OPTION: If the Optionee is an employee of the Company and ceases to be employed by the Company or any Related Corporations for reason other than death (including disaffiliation of his/her employer with the Company), the Option thereafter may be exercised only with respect to any or all of the Optioned Shares which the Optionee could have purchased on the day the Optionee ceased to be so employed, and the Option shall expire 30 days after such termination unless terminated earlier by the terms of the Option. If the Optionee is a consultant to the Company and ceases to render services to the Company or any Related Corporations for any reason other than death (including disaffiliation of the recipient of his or her services with the Company), the Option thereafter may be exercised only with respect to any or all of the Optioned Shares which the Optionee could have purchased on the day the Optionee ceased to serve in such capacity as a consultant, and the Option shall expire 30 days after such termination unless terminated earlier by the terms of the Option. If the Optionee dies during his/her employment or consulting relationship, the Option may be exercised by the person to whom the Option is transferred by will or applicable laws of descent and distribution only with respect to any or all of the Optioned Shares which the Optionee could have purchased on the date of death. Such exercise must be made within 12 months after death. Leave of absence for military service, illness, or other bona fide purpose shall not be deemed a termination of employment or consulting services, provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment or consultant's service providing rights are granted by statute or by contract. If the Optionee does not so return, his/her employment or consulting arrangement shall be deemed to have ended on the 91st day of such leave of absence.

         4. EXERCISE OF OPTION: The Optionee may exercise the Option by execution and delivery to the Company of a Stock Purchase Agreement in the form attached hereto as Exhibit A. The Stock Purchase Agreement shall specify the number of shares of the Stock which the Optionee elects to purchase, and the Optionee shall deliver to the Company payment equal to the exercise price of the shares of the Stock. The Optionee may elect to pay the exercise price in any of the following four ways: (a) cash in the form of check or bank draft payable to the order of the Company; (b) surrender of certificates representing shares of the Stock with a current Fair Market Value equal to the Exercise Price of the Shares to be purchased and owned by the Optionee for at least six months, endorsed for transfer to the Company or accompanied by appropriately signed stock powers; (c) irrevocable instructions to a brokerage firm to sell a sufficient number of Option Shares to generate the full exercise price plus all applicable withholding taxes and to pay over to the company such proceeds of sale; or (d) any combination of the foregoing. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number shares then being purchased. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require the Company or the Optionee to take any action in connection with shares of Stock being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. In the case of the Optionee's death, the person to whom the Option is transferred may exercise the Option by execution and delivery to the Company of a Stock Purchase Agreement in the form attached hereto as Exhibit A and delivering to the Company payment equal to the exercise price of the shares of the Stock which are being purchased.

         5. TRANSFER OF OPTION: During the lifetime of the Optionee, the Option may be exercised only by the Optionee. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights shall be void.

         6. NOTICE OF DISPOSITION; PAYMENT OF WITHHOLDING TAX: The Optionee shall give prompt notice to the Company in the event of any disposition of any Optioned Shares within 24 months after the Grant Date or within 12 months after the exercise of the Option. The Optionee shall pay cash to the Company in the amount reasonably requested by the Company to permit the Company to pay over to applicable taxing authorities any amounts the Company may be required to withhold with respect to either the exercise of the Option or the disposition of Optioned Shares.

         7. CAPITAL CHANGES: In the event of any capital adjustments, including stock splits, stock contractions, stock dividends, reclassifications, exchanges, and substitutions, occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately adjusted. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         8. RESERVATION OF SHARES: The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

         9. LIMITATION OF RIGHTS IN OPTIONED SHARES: The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Articles of Incorporation or By-Laws of the Company.

         10. COMPANY'S POWERS: The existence of the Option shall not diminish the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock of the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise.

         11. NOTICES: Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its address at 7 Perimeter Road, Suite 4, Manchester, NH 03103, and, if to the Optionee, to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         12. DISPUTES: Any dispute or disagreement which may arise under or as a result of, or pursuant to, this Agreement shall be determined by the Company, in its sole discretion, and any decision made by it in good faith shall be conclusive on all parties.

         13. GOVERNING LAW: This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                      SHEPHERD SURVEILLANCE SOLUTIONS, INC.

                      By:
                         -------------------------------
                                M. Thomas Makmann
                          Title: Chief Executive Officer



                      OPTIONEE:

                      -------------------------------------
                      Name

                      -------------------------------------
                      Number and Street

                      -------------------------------------
                      City, State and Zip Code







                                             EXHIBIT A to STOCK OPTION AGREEMENT




                      SHEPHERD SURVEILLANCE SOLUTIONS, INC.

                            STOCK PURCHASE AGREEMENT


         This   Agreement   dated   ______________________   is   made   between
_______________ (the "Purchaser") and Shepherd Surveillance Solutions, Inc., a Nevada corporation (the "Company").

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Definitions. The following terms shall have the meanings set forth below.

         (a)      "Act" shall mean the Securities Act of 1933, as amended.

         (b) "Stock" shall mean the Company's common stock, par value $.001 per share and any stock or securities issued with respect thereto or in replacement thereof.

         (c) "Related Person" shall mean the parents, siblings, spouse or issue of the Purchaser or another Related Person, the guardian or conservator of the Purchaser or any trust for the benefit of the Purchaser or any Related Person, provided that such trust is revocable only by the Purchaser.

         (d) "Shares" shall mean the shares of Stock purchased by the Purchaser pursuant to this Agreement.

         (e) "Subject Shares" shall mean all Shares held by the Purchaser and all Shares theretofore transferred by the Purchaser unless those Shares have ceased to be Subject Shares pursuant to this Agreement.

         (f) "Option" shall mean the option to purchase shares of the Stock pursuant to the Stock Option Agreement, dated __________ ___, _____ issued by the Company to the Purchaser.

         2. Purchase of Shares. Subject to the terms and conditions hereof, the Purchaser hereby exercises the Option for the purchase of the number of Shares set forth on the signature page of this Agreement below the Purchaser's name at the purchase price set forth in the Option and agrees to pay to the Company the aggregate purchase price therefor in full within ten (10) days of the date of this Agreement. Promptly upon receipt in full of such payment by the Company, the Company will cause one or more certificates for the Shares to be issued and delivered to the Purchaser.

         3. Investment Representation. The Purchaser represents and warrants to the Company that the Shares are being acquired for the Purchaser's own account for investment only and not with a view to any resale or distribution. The Purchaser agrees that the Shares will not be sold or otherwise disposed of in violation of the provisions of the Act. The Purchaser acknowledges that the Shares are being sold in reliance upon an exemption from the registration requirements of the Act and that the Shares must be held indefinitely unless they are subsequently offered and sold in a transaction registered under the Act or for which an exemption from registration is available.

         4. Receipt of Information. The Purchaser acknowledges receipt of the annual report issued by the Company most recently prior to the date of this Agreement. The Purchaser represents and warrants to the Company that he has reviewed the foregoing materials and that during the course of this transaction and prior to the execution of this Agreement, he has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the purchase, has been permitted to examine such materials as the Purchaser deemed necessary and has been provided with sufficient information upon which to make an investment decision regarding the Shares.

         5. Legend on Certificates. The following legend shall be placed on each certificate representing the Shares:


                               TRANSFER RESTRICTED

                  The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended. No transfer, sale or other disposition of these shares may be made unless a Registration Statement with respect to these shares is effective under said Act, or the issuer has been furnished with an opinion of counsel satisfactory to the issuer that such registration is not required.

         6. Amendments; Waivers. Neither this Agreement nor any of the terms, conditions or provisions hereof may be amended or waived orally, but only by an instrument in writing signed by the party against which enforcement of such amendment or waiver is sought.

         7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, assigns and legal representatives.

         8. Entire Agreement. This Agreement shall supersede all previous agreements (whether written or oral) between the parties relating to the subject matter hereof, and this Agreement shall constitute the entire agreement of the parties with respect to its subject matter.

         9. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         10. Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         11. Notices. All notices required or permitted to be given hereunder shall be directed to the parties at their respective addresses appearing on the signature page of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as an instrument under seal as of the date first above written.

                   The Purchaser:


                   -----------------------------------

                   No. of Shares: _____________

                   Purchase Price: ____________ Per Share

                   Total:    $__________________

                   Address:

                   ------------------------------------

                   ------------------------------------



                   The Company:

                   Shepherd Surveillance Solutions, Inc.

                   By: _______________________________

                   Title: _____________________________

                   Address:
                   Chief Executive Officer
                   Shepherd Surveillance Solutions, Inc.
                   7 Perimeter Road, Suite 4
                   Manchester, New Hampshire 03103













                                             [FORM OF EMPLOYEE OPTION AGREEMENT]


                      SHEPHERD SURVEILLANCE SOLUTIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         AGREEMENT  dated   ___________  (the  "Grant  Date")  between  Shepherd
Surveillance   Solutions,   Inc.,  a  Nevada  corporation  (the  "Company")  and
___________________________ ("Optionee").

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to Optionee an incentive stock option pursuant to the Company's 1996 Stock Option Plan ("the Plan") as an inducement to remain an employee of the Company and its subsidiaries and as an incentive for increased effort during that service; and

         WHEREAS, Optionee is engaged in the service of the Company or any parent and subsidiary corporations as defined in Section 424(e) and Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Related Corporations");

         NOW THEREFORE, the parties agree as follows:

         1. GRANT OF OPTIONED SHARES: Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of _______________ shares (the "Optioned Shares") of the Company's common stock, $.001 par value (the "Stock"). This Option is intended to constitute an Incentive Stock Option within the meaning of Section 422 of the Code. On and after the dates or occurrence of the conditions as listed below, the Option shall be exercisable for the cumulative percentages of Optioned Shares listed, provided, however, that once the Option has become exercisable for 100% of the Optioned Shares, in accordance with this Section 1, the Option shall not become exercisable for any more shares of Stock.

         (a) On each of the following dates the Option shall become exercisable for the following percentages of the Optioned Shares:

                                                            PERCENTAGE OF
                   DATES                                   OPTIONED SHARES
                   -----                                   ---------------
         First anniversary of Grant Date                         33%
         Second anniversary of Grant Date                        33%
         Third anniversary of Grant Date                         33%

         (b) Notwithstanding the foregoing, the Option shall become fully and immediately exercisable on the date of any change in Corporate Control (as defined in the Plan).

         2. EXERCISE PRICE: Subject to the terms of Seciton 7, the exercise price to be paid for the Optioned Shares upon exercise of the Option shall be $.01 per share which was determined by the Company's Board of Directors to be the fair market value of the Stock on the Grant Date.

         3. TERMINATION OF OPTION: If the Optionee is an employee of the Company and ceases to be employed by the Company or any Related Corporations for reason other than death (including disaffiliation of his/her employer with the Company), the Option thereafter may be exercised only with respect to any or all of the Optioned Shares which the Optionee could have purchased on the day the Optionee ceased to be so employed, and the Option shall expire 30 days after such termination unless terminated earlier by the terms of the Option. If the Optionee is a consultant to the Company and ceases to render services to the Company or any Related Corporations for any reason other than death (including disaffiliation of the recipient of his or her services with the Company), the Option thereafter may be exercised only with respect to any or all of the Optioned Shares which the Optionee could have purchased on the day the Optionee ceased to serve in such capacity as a consultant, and the Option shall expire 30 days after such termination unless terminated earlier by the terms of the Option. If the Optionee dies during his/her employment or consulting relationship, the Option may be exercised by the person to whom the Option is transferred by will or applicable laws of descent and distribution only with respect to any or all of the Optioned Shares which the Optionee could have purchased on the date of death. Such exercise must be made within 12 months after death. Leave of absence for military service, illness, or other bona fide purpose shall not be deemed a termination of employment or consulting services, provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment or consultant's service providing rights are granted by statute or by contract. If the Optionee does not so return, his/her employment or consulting arrangement shall be deemed to have ended on the 91st day of such leave of absence.

         4. EXERCISE OF OPTION: The Optionee may exercise the Option by execution and delivery to the Company of a Stock Purchase Agreement in the form attached hereto as Exhibit A. The Stock Purchase Agreement shall specify the number of shares of the Stock which the Optionee elects to purchase, and the Optionee shall deliver to the Company payment equal to the exercise price of the shares of the Stock. The Optionee may elect to pay the exercise price in any of the following four ways: (a) cash in the form of check or bank draft payable to the order of the Company; (b) surrender of certificates representing shares of the Stock with a current Fair Market Value equal to the Exercise Price of the Shares to be purchased and owned by the Optionee for at least six months, endorsed for transfer to the Company or accompanied by appropriately signed stock powers; (c) irrevocable instructions to a brokerage firm to sell a sufficient number of Option Shares to generate the full exercise price plus all applicable withholding taxes and to pay over to the company such proceeds of sale; or (d) any combination of the foregoing. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number shares then being purchased. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require the Company or the Optionee to take any action in connection with shares of Stock being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. In the case of the Optionee's death, the person to whom the Option is transferred may exercise the Option by execution and delivery to the Company of a Stock Purchase Agreement in the form attached hereto as Exhibit A and delivering to the Company payment equal to the exercise price of the shares of the Stock which are being purchased.

         5. TRANSFER OF OPTION: During the lifetime of the Optionee, the Option may be exercised only by the Optionee. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights shall be void.

         6. NOTICE OF DISPOSITION; PAYMENT OF WITHHOLDING TAX: The Optionee shall give prompt notice to the Company in the event of any disposition of any Optioned Shares within 24 months after the Grant Date or within 12 months after the exercise of the Option. The Optionee shall pay cash to the Company in the amount reasonably requested by the Company to permit the Company to pay over to applicable taxing authorities any amounts the Company may be required to withold with respect to either the exercise of the Option or the disposition of Optioned Shares.

         7. CAPITAL CHANGES: In the event of any capital adjustments, including stock splits, stock contractions, stock dividends, reclassifications, exchanges, and substitutions, occurring after the date of this Agreement and prior to the exercise in full of the Option, the number of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately adjusted. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         8. RESERVATION OF SHARES: The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

         9. LIMITATION OF RIGHTS IN OPTIONED SHARES: The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Articles of Incorporation or By-Laws of the Company.

         10. COMPANY'S POWERS: The existence of the Option shall not diminish the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock of the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise.

         11. NOTICES: Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its address at 7 Perimeter Road, Suite 4, Manchester, NH 03103, and, if to the Optionee, to the address set forth below, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

         12. DISPUTES: Any dispute or disagreement which may arise under or as a result of, or pursuant to, this Agreement shall be determined by the Company, in its sole discretion, and any decision made by it in good faith shall be conclusive on all parties.

         13. GOVERNING LAW: This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflict of laws pricnciples thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                      SHEPHERD SURVEILLANCE SOLUTIONS, INC.

                      By:
                         --------------------------
                           M. Thomas Makmann
                      Title: Chief Executive Officer



                      OPTIONEE:

                      -------------------------------------
                      Name

                      -------------------------------------
                      Number and Street

                      -------------------------------------
                      City, State and Zip Code






                      SHEPHERD SURVEILLANCE SOLUTIONS, INC.

                            STOCK PURCHASE AGREEMENT


         This   Agreement   dated   ______________________   is   made   between
_______________ (the "Purchaser") and Shepherd Surveillance Solutions, Inc., a Nevada corporation (the "Company").

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Definitions. The following terms shall have the meanings set forth below.

         (a) "Act" shall mean the Securities Act of 1933, as amended.

         (b) "Stock" shall mean the Company's common stock, par value $.001 per share and any stock or securities issued with respect thereto or in replacement thereof.

         (c) "Related Person" shall mean the parents, siblings, spouse or issue of the Purchaser or another Related Person, the guardian or conservator of the Purchaser or any trust for the benefit of the Purchaser or any Related Person, provided that such trust is revocable only by the Purchaser.

         (d) "Shares" shall mean the shares of Stock purchased by the Purchaser pursuant to this Agreement.

         (e) "Subject Shares" shall mean all Shares held by the Purchaser and all Shares theretofore transferred by the Purchaser unless those Shares have ceased to be Subject Shares pursuant to this Agreement.

         (f) "Option" shall mean the option to purchase shares of the Stock pursuant to the Stock Option Agreement, dated __________ ___, _____ issued by the Company to the Purchaser.

         2. Purchase of Shares. Subject to the terms and conditions hereof, the Purchaser hereby exercises the Option for the purchase of the number of Shares set forth on the signature page of this Agreement below the Purchaser's name at the purchase price set forth in the Option and agrees to pay to the Company the aggregate purchase price therefor in full within ten (10) days of the date of this Agreement. Promptly upon receipt in full of such payment by the Company, the Company will cause one or more certificates for the Shares to be issued and delivered to the Purchaser.

         3. Investment Representation. The Purchaser represents and warrants to the Company that the Shares are being acquired for the Purchaser's own account for investment only and not with a view to any resale or distribution. The Purchaser agrees that the Shares will not be sold or otherwise disposed of in violation of the provisions of the Act. The Purchaser acknowledges that the Shares are being sold in reliance upon an exemption from the registration requirements of the Act and that the Shares must be held indefinitely unless they are subsequently offered and sold in a transaction registered under the Act or for which an exemption from registration is available.

         4. Receipt of Information. The Purchaser acknowledges receipt of the annual report issued by the Company most recently prior to the date of this Agreement. The Purchaser represents and warrants to the Company that he has reviewed the foregoing materials and that during the course of this transaction and prior to the execution of this Agreement, he has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the purchase, has been permitted to examine such materials as the Purchaser deemed necessary and has been provided with sufficient information upon which to make an investment decision regarding the Shares.

         5. Legend on Certificates. The following legend shall be placed on each certificate representing the Shares:

                                    TRANSFER RESTRICTED

                  The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended. No transfer, sale or other disposition of these shares may be made unless a Registration Statement with respect to these shares is effective under said Act, or the issuer has been furnished with an opinion of counsel satisfactory to the issuer that such registration is not required.

         6. Amendments; Waivers. Neither this Agreement nor any of the terms, conditions or provisions hereof may be amended or waived orally, but only by an instrument in writing signed by the party against which enforcement of such amendment or waiver is sought.

         7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, assigns and legal representatives.

         8. Entire Agreement. This Agreement shall supersede all previous agreements (whether written or oral) between the parties relating to the subject matter hereof, and this Agreement shall constitute the entire agreement of the parties with respect to its subject matter.

         9. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         10. Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         11. Notices. All notices required or permitted to be given hereunder shall be directed to the parties at their respective addresses appearing on the signature page of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as an instrument under seal as of the date first above written.

                                 The Purchaser:


                                 -----------------------------------

                                 No. of Shares: _____________

                                 Purchase Price: ____________ Per Share

                                 Total: $__________________

                                 Address:

                                 ------------------------------------

                                 ------------------------------------

                             The Company:

                             Shepherd Surveillance Solutions, Inc.

                             By: _______________________________

                             Title: _____________________________

                             Address:
                             Chief Executive Officer
                             Shepherd Surveillance Solutions, Inc.
                             7 Perimeter Road, Suite 4
                             Manchester, NH 03103